UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 20, 2012 (December 19, 2012)

GLOBALSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd., Covington, Louisiana (Address of Principal Executive Offices)	70433 (Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on September 12, 2012, Globalstar, Inc. (the "Company") received a letter (the “Delisting Notice”) from the Staff of the NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it had not regained compliance with Listing Rule 5550(a)(2) (continued listing requirement to maintain the closing bid price of its common stock at not less than $1.00 per share), and accordingly, the Company's common stock was potentially subject to delisting from The NASDAQ Capital Market, pending the Company's right to a hearing before a NASDAQ Listing Qualifications Panel (the "Panel") to appeal the Staff’s determination.

The Company submitted a timely appeal to the Panel. On October 16, 2012, the Company was notified that the Panel had granted the Company’s request to maintain its NASDAQ listing until December 31, 2012. To maintain listing after that date, the Company was required to comply with the minimum closing bid price for at least 10 consecutive trading days on or before December 31, 2012. The Company on December 17, 2012 requested a further extension of this period and its listing until March 31, 2013 to demonstrate compliance with the Rule.

On December 19, 2012, the Staff of NASDAQ notified the Company that, because the Company could not achieve compliance with the Rule by December 31, 2012, the Panel had determined to delist the Company’s shares from The NASDAQ Stock Market, effective at the opening of business on Friday, December 21, 2012.

The Staff advised the Company that it may appeal the delisting determination by submitting a written request by January 2, 2013, but the Company does not expect to do so.

The Company anticipates that its common stock will trade under its current symbol, GSAT, in the OTC market commencing December 21, 2012.

Item 7.01 Regulation FD Disclosure.

On December 20, 2012, the Company issued a press release regarding the Panel’s determination discussed above.

The information in this Item 7.01 to Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated December 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ L. Barbee Ponder IV

L. Barbee Ponder IV

General Counsel and Vice President of
Regulatory Affairs.

Date: December 20, 2012